UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 14, 2009

DOMINION MINERALS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-52696 (Commission File Number)	22-3091075 (IRS Employer Identification #)
410 Park Avenue, New York, NY 10022 (Address of Principal Executive Office)

(212) 231-8171

(Registrant’s telephone number, including area code)

75 Rockefeller Plaza, Suite 1817, New York, NY  10019

(Former name, former address and former fiscal year, if changed since last report)

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On April 14, 2009, Mr. Daniel Ayalon resigned from the Board of Directors of Dominion Minerals Corp. (“Company”).  The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On April 14, 2009, the Company issued a press release announcing the resignation of Mr. Daniel Ayalon from the Board of Directors, a copy of which is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit Number	Description
99.1	Press Release dated April 14, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION MINERALS CORP.

Date:	April 17, 2009	By:	/s/ Diego E. Roca
Diego E. Roca
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated April 14, 2009

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